UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 4, 2010

LIBERTY GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard, Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 220-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Telenet NV (formerly known as Telenet Bidco NV) is a subsidiary of Telenet Group Holding NV, which in turn is an indirect subsidiary of Liberty Global, Inc.  On October 4, 2010, Telenet NV entered into seven new additional facility accession agreements (the Additional Facility G Accession Agreement, the Additional Facility H Accession Agreement, the Additional Facility I Accession Agreement, the Additional Facility J Accession Agreement, the Additional Facility K Accession Agreement, the Additional Facility L1 Accession Agreement and the Additional Facility L2 Accession Agreement, together the Additional Facility Accession Agreements) under Telenet NV’s senior secured bank facility, originally dated August 1, 2007, as amended (the Telenet Facility Agreement).  Pursuant to the Additional Facility Accession Agreements, certain existing Facility A, B1, B2A, B2B, C, D, E1, E2 and F lenders (the Rolling Lenders) agreed to roll all or part of their existing commitments under the Telenet Facility Agreement into new term loan facilities (Facility G, H, I, J, K, L1 and L2).  The Rolling Lenders will novate their existing Facility A, B1, B2A, B2B, C, D, E1, E2 and F commitments to Telenet Luxembourg Finance Center S.A. (Telenet Luxembourg), a subsidiary of Telenet NV, and enter into the new Facilities G, H, I, J, K, L1 and L2.  Telenet Luxembourg, the initial lender under the Additional Facility Accession Agreements, will novate its Facility G, H, I, J, K, L1 and L2 commitments to the Rolling Lenders. The completion of the above transactions is subject to execution of the required novation certificates by the relevant parties.

In connection with the Additional Facility Accession Agreements, Telenet NV entered into a supplemental agreement, dated October 4, 2010 (the Supplemental Agreement), amending the Telenet Facility Agreement. The Supplemental Agreement provides that, in respect of any new additional facility under the Telenet Facility Agreement either (a) the average maturity date of the additional facility (taking into account any scheduled amortization and any voluntary or mandatory cancellation which is anticipated when the additional facility is arranged) is no earlier than July 31, 2017 or (b) after giving effect to the utilization in full of such additional facility the ratio of Net Total Debt to Consolidated Annualized EBITDA (as defined in the Telenet Facility Agreement) would not be greater than 4:1.

The following table provides details of the Telenet Facility Agreement before and after the completion of the above transactions. Convenience translations into U.S. dollars are calculated as of October 4, 2010.

TERM LOAN STRUCTURE — PRIOR TO EXCHANGE PROCESS

Facility	Facility amount in euros	Facility amount in U.S. $	Final maturity	Margin % (+ EURIBOR)
	in millions
Borrower: Telenet NV
Term Loan – Facility A	€77.2	$105.7	August 2012	2.25%
Term Loan – Facility B (amortizing)	114.0	156.1	January 2014	2.50%
Term Loan – Facility C	83.3	114.0	August 2015	2.75%
Term Loan – Facility D	452.8	619.9	December 2014	3.00%
Term Loan – Facility E	418.5	573.0	March 2015	3.50%
Term Loan – Facility F	979.2	1,340.6	July 2017	3.75%
Revolving Facility (undrawn)	175.0	239.6	August 2014	2.125%
Total Senior Credit Facility	€2,300.0	$3,148.9	5.5 years (a)	3.4% (a)

NEW TERM LOAN STRUCTURE — POST EXCHANGE PROCESS

Facility	Facility amount in euros	Facility amount in U.S. $	Final maturity	Margin % (+ EURIBOR)
	in millions
Borrower: Telenet NV
Term Loan – Facility A	€—	$—	August 2012	2.25%
Term Loan – Facility B (amortizing)	3.0	4.1	January 2014	2.50%
Term Loan – Facility C	—	—	August 2015	2.75%
Term Loan – Facility D	—	—	December 2014	3.00%
Term Loan – Facility E	—	—	March 2015	3.50%
Term Loan – Facility F	4.0	5.5	July 2017	3.75%
Borrower: Telenet International Finance S.A., a direct subsidiary of Telenet NV
Term Loan – Facility G	1,470.5	2,013.3	July 2017	3.75%
Term Loan – Facility H	72.7	99.5	August 2012	2.25%
Term Loan – Facility I (amortizing)	39.0	53.4	January 2014	2.50%
Term Loan – Facility J	79.3	108.5	August 2015	2.75%
Term Loan – Facility K	158.0	216.3	December 2014	3.00%
Term Loan – Facility L1	208.5	285.5	March 2015	3.50%
Term Loan – Facility L2	90.0	123.2	March 2015	3.50%
Revolving Facility (undrawn)	175.0	239.6	August 2014	2.125%
Total Senior Credit Facility	€2,300.0	$3,148.9	6.1 years (a)	3.5% (a)

(a)   Represents weighted averages and excludes the undrawn Revolving Facility.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Name
4.1

Additional Facility G Accession Agreement, dated October 4, 2010, among, inter alia, Telenet International Finance S.A. (Telenet International) as Borrower, Telenet NV as Guarantor, The Bank of Nova Scotia as Facility Agent and KBC Bank NV as Security Agent and Telenet Luxembourg Finance Center S.A. (Telenet Luxembourg) as Additional Facility G Lender under Telenet NV’s senior secured bank facility, originally dated August 1, 2007, as amended (the Telenet Facility Agreement).

4.2

Additional Facility H Accession Agreement, dated October 4, 2010, among, inter alia, Telenet International as Borrower, Telenet NV as Guarantor, The Bank of Nova Scotia as Facility Agent and KBC Bank NV as Security Agent and Telenet Luxembourg as Additional Facility H Lender under the Telenet Facility Agreement.

4.3

Additional Facility I Accession Agreement, dated October 4, 2010, among, inter alia, Telenet International as Borrower, Telenet NV as Guarantor, The Bank of Nova Scotia as Facility Agent and KBC Bank NV as Security Agent and Telenet Luxembourg as Additional Facility I Lender under the Telenet Facility Agreement.

4.4

Additional Facility J Accession Agreement, dated October 4, 2010, among, inter alia, Telenet International as Borrower, Telenet NV as Guarantor, The Bank of Nova Scotia as Facility Agent and KBC Bank NV as Security Agent and Telenet Luxembourg as Additional Facility J Lender under the Telenet Facility Agreement.

4.5

Additional Facility K Accession Agreement, dated October 4, 2010, among, inter alia, Telenet International as Borrower, Telenet NV as Guarantor, The Bank of Nova Scotia as Facility Agent and KBC Bank NV as Security Agent and Telenet Luxembourg as Additional Facility K Lender under the Telenet Facility Agreement.

4.6

Additional Facility L1 Accession Agreement, dated October 4, 2010, among, inter alia, Telenet International as Borrower, Telenet NV as Guarantor, The Bank of Nova Scotia as Facility Agent and KBC Bank NV as Security Agent and Telenet Luxembourg as Additional Facility L1 Lender under the Telenet Facility Agreement.

4.7

Additional Facility L2 Accession Agreement, dated October 4, 2010, among, inter alia, Telenet International as Borrower, Telenet NV as Guarantor, The Bank of Nova Scotia as Facility Agent and KBC Bank NV as Security Agent and Telenet Luxembourg as Additional Facility L2 Lender under the Telenet Facility Agreement.

4.8	Supplemental Agreement to the Telenet Facility Agreement, dated October 4, 2010, among, inter alia, Telenet NV as Guarantor and Security Provider and the Bank of Nova Scotia as Facility Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2010

LIBERTY GLOBAL, INC.

By:	/s/ Randy L. Lazzell
Name:	Randy L. Lazzell
Title:	Vice President

Exhibit Index

Exhibit No.	Name
4.1

Additional Facility G Accession Agreement, dated October 4, 2010, among, inter alia, Telenet International Finance S.A. (Telenet International) as Borrower, Telenet NV as Guarantor, The Bank of Nova Scotia as Facility Agent and KBC Bank NV as Security Agent and Telenet Luxembourg Finance Center S.A. (Telenet Luxembourg) as Additional Facility G Lender under Telenet NV’s senior secured bank facility, originally dated August 1, 2007, as amended (the Telenet Facility Agreement).

4.2

Additional Facility H Accession Agreement, dated October 4, 2010, among, inter alia, Telenet International as Borrower, Telenet NV as Guarantor, The Bank of Nova Scotia as Facility Agent and KBC Bank NV as Security Agent and Telenet Luxembourg as Additional Facility H Lender under the Telenet Facility Agreement.

4.3

Additional Facility I Accession Agreement, dated October 4, 2010, among, inter alia, Telenet International as Borrower, Telenet NV as Guarantor, The Bank of Nova Scotia as Facility Agent and KBC Bank NV as Security Agent and Telenet Luxembourg as Additional Facility I Lender under the Telenet Facility Agreement.

4.4

Additional Facility J Accession Agreement, dated October 4, 2010, among, inter alia, Telenet International as Borrower, Telenet NV as Guarantor, The Bank of Nova Scotia as Facility Agent and KBC Bank NV as Security Agent and Telenet Luxembourg as Additional Facility J Lender under the Telenet Facility Agreement.

4.5

Additional Facility K Accession Agreement, dated October 4, 2010, among, inter alia, Telenet International as Borrower, Telenet NV as Guarantor, The Bank of Nova Scotia as Facility Agent and KBC Bank NV as Security Agent and Telenet Luxembourg as Additional Facility K Lender under the Telenet Facility Agreement.

4.6

Additional Facility L1 Accession Agreement, dated October 4, 2010, among, inter alia, Telenet International as Borrower, Telenet NV as Guarantor, The Bank of Nova Scotia as Facility Agent and KBC Bank NV as Security Agent and Telenet Luxembourg as Additional Facility L1 Lender under the Telenet Facility Agreement.

4.7

Additional Facility L2 Accession Agreement, dated October 4, 2010, among, inter alia, Telenet International as Borrower, Telenet NV as Guarantor, The Bank of Nova Scotia as Facility Agent and KBC Bank NV as Security Agent and Telenet Luxembourg as Additional Facility L2 Lender under the Telenet Facility Agreement.

4.8	Supplemental Agreement to the Telenet Facility Agreement, dated October 4, 2010, among, inter alia, Telenet NV as Guarantor and Security Provider and the Bank of Nova Scotia as Facility Agent.